UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☑	Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

DISTRIBUTION MANAGEMENT SERVICES, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☑	No Fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
Not Applicable.
	(2)	Aggregate number of securities to which transaction applies:
Not Applicable.
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable.
	(4)	Proposed maximum aggregate value of transaction:
Not Applicable.
	(5)	Total fee paid:
- 0 -

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the

Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: -0-
	(2)	Form, Schedule or Registration Statement No.: Not Applicable.
	(3)	Filing Party: Not Applicable.
	(4)	Date Filed: Not Applicable.

Schedule 14C Information Statement dated November 30, 2007, Cover

NOTICE OF CORPORATE ACTION TAKEN WITHOUT A MEETING.

THE COMPANY IS NOT ASKING FOR YOUR PROXY STATEMENT OR WRITTEN
CONSENT AND YOU ARE NOT REQUESTED TO SEND THE COMPANY A PROXY
STATEMENT OR WRITTEN CONSENT.

November 30, 2007

Dear Stockholders:

     The accompanying Information Statement is being provided to the holders of the Common Stock of Distribution Management Services, Inc., a Florida corporation ("Distribution," the "Registrant," the "Company," "we," "us," or "our") (US.DMGS.PK) as of October 27, 2007 (the "Record Date"), in connection with the approval to engage a new principal certifying accountant (as more fully described below and in the accompanying Information Statement).

     On November 16, 2007, our Board of Directors approved, subject to stockholder approval, the engagement of Rotenberg & Co., LLP, of Rochester, New York, to serve as our new independent principal certifying accountant. Our Board of Directors carefully reviewed the terms and conditions of Rotenberg's engagement, and, after having determined that its employment is fair to and will serve the best interests of our stockholders, acted unanimously by written consent on November 16, 2007 to approve Rotenberg's engagement. The approval of Rotenberg's engagement requires the affirmative vote of the holders of our Common Stock representing a majority of the votes entitled to be cast by all of the holders of our Common Stock. On November 30, 2007, certain holders of our Common Stock representing a majority of the votes entitled to be cast by all of the holders of our Common Stock (and identified in the accompanying Information Statement) approved Rotenberg's engagement by written consent. Because we received a sufficient number of votes by written consent, your vote is not required to approve Rotenberg's engagement.

     Under the Florida Business Corporation Act concerning the Stockholders' Action that was taken and that we are reporting in the accompanying Information Statement, none of our stockholders has a dissenter's right of appraisal.

Letter to the Stockholders of Distribution Management Services, Inc. dated November 30, 2007,

     Our Board of Directors believes the engagement of Rotenberg is essential to our well-being, as it will permit us to complete our financial reports and file them with the SEC, as such reports have been delinquent from the date we last filed a quarterly report for the quarter-ended February 28, 2006. If we are unable to timely engage a new principal certifying accountant to review and certify our financial statements, so that we can file our delinquent quarterly and annual reports with the SEC, we may be subject to an SEC administrative proceeding pursuant to Section 12(j) of the Securities Exchange Act of 1934; whereby, in which case, the SEC would move to terminate our registration statement for our failure to maintain our reporting obligations under Section 13(a) of the Exchange Act. In addition, our standing with Pink Sheets, LLC - the electronic intermediary quotation system where our Common Stock is quoted - may be jeopardized, which, ultimately, may prevent us from resuming the quotation of our Common Stock on the Bulletin Board.

      We expect our Stockholders' Action to become effective on December 20, 2007.

     We will pay for all costs associated with the distribution of the Information Statement, including the costs of printing and mailing.

     We will only deliver one Information Statement to multiple stockholders that share an address, unless we receive advice to the contrary by any of our stockholders. Following a written or oral request, we will promptly deliver a separate copy of the Information Statement to any stockholder who shares an address with another stockholder.

     The accompanying Information Statement is for informational purposes only and is first being sent to our stockholders on or about November 30, 2007. We are providing the Information Statement to our stockholders pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder. Furthermore, this letter will serve as notice to our stockholders required by Section 704(3) of the Florida Business Corporation Act (Fl. St. 607.0704(3)) .

     I invite you to inquire of us further in this matter by contacting us; if by telephone, to (305) 893-9270, or, if by mail, to the address first written above. In addition, you can obtain additional information from the (U. S.) Securities and Exchange Commission, which is located at 100 F Street, Northeast, Washington, D. C., 20549, or by visiting its website at www.sec.gov.

Very truly yours,
DISTRIBUTION MANAGEMENT SERVICES, INC.

Leo Greenfield
Chairman of the Board
President
Chief Executive Officer

Letter to the Stockholders of Distribution Management Services, Inc. dated November 30, 2007,

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF THE STOCKHOLDERS.

THE STOCKHOLDER AND CORPORATE ACTIONS DESCRIBED IN THIS
REPORT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U. S.
SECURITIES AND EXCHANGE COMMISSION. FURTHER, THE COMMISSION
HAS NOT PASSED UPON THE FAIRNESS OR MERITS NEITHER OF THE
SUBJECT STOCKHOLDERS' ACTION, NOR UPON THE ACCURACY OR
ADEQUACY OF THE INFORMATION CONTAINED IN THIS REPORT.
ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DATE, TIME, AND PLACE INFORMATION.

     We mailed a letter to our stockholders on or about November 30, 2007. Our stockholders that were entitled to receive that letter and this Information Statement were the holders of record of our Common Stock on October 27, 2007 (the "Record Date").

     The purpose of that letter and this Information Statement is to inform you of a certain corporate action that ordinarily would have been subject to the submission of a matter to a vote of all of our security holders. However, this matter was authorized by the written consent of less than the unanimous vote of our stockholders, who acted by written consent without a meeting on November 30, 2007 (the "Stockholders' Action"). Because the Stockholders' Action became effective by less than the unanimous vote of our stockholders, Florida requires us to further notify you of this fact pursuant to Section 704(3) of the Florida Business Corporation Act (Fl. St. 607.0704(3)) .

     Certain of our stockholders whom and which collectively own 8,173,228 shares (or approximately 58.5%) of our issued and outstanding Common Stock, made a call for the Stockholders' Action. The applicability of the Stockholders' Action is based on (U. S.) Federal Securities and Florida Laws that require the vote of stockholders in order to effect and implement actions adopted by our Board of Directors, the body of which acted by the unanimous written consent of directors in lieu of a meeting on November 16, 2007.

     Our Board of Directors fixed the Record Date at the close of business at October 27, 2007 for stockholders entitled to notice about the Stockholders' Action, which will become effective on December 20, 2007.

DISSENTER'S RIGHT OF APPRAISAL.

     Under the applicable provisions of the Florida Business Corporation Act, no stockholder of ours is entitled to exercise a dissenter's right of appraisal in connection with the Stockholders' Action that is the subject of this Information Statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

     Although no direct solicitation was made, you could take to mean the Stockholders' Action was prompted by an implied solicitation of our certain stockholders who acted by written consent, as the Stockholders' Action was made by written consent by less than the unanimous vote of stockholders. Ultimately, if it were to be determined or established that any such solicitation did occur, such individual or joint solicitation would be subject to Rule 14a-12(c) (17 CFR 240.14a -12(c)).

Schedule 14C Information Statement dated November 30, 2007,

     There exist certain relationships (a) between one of our stockholder's and the accounting firm that is the subject of and that is favored by the Stockholders' Action and (b) between two of our stockholders who acted by written consent in favor of the Stockholders' Action.

     A relationship exists between Rotenberg & Co. and LLP, the accounting firm that was favored by the Stockholders' Action, and one of our stockholders, Randolph S. Hudson, who acted by written consent to effect the Stockholders' Action.

     Mr. Hudson serves as an executive consultant to our Board of Directors. Mr. Hudson also serves as the Chairman of the Board and President of Cartoon Acquisition, Inc., a United States corporation, which has a duty to file reports with the SEC under Section 13(a) of the Securities Exchange Act of 1934, and, Mr. Hudson is the Chairman of the Board and President of Montana Acquisition Corporation, a United States corporation, which has a duty to file reports with the SEC under Section 15(d) of the Securities Exchange Act of 1934. Rotenberg, the accounting firm favored by the Stockholders' Action, serves as the principal certifying accountant for each of Cartoon and Montana; as such, there exists a certain relationship between Mr. Hudson and the Rotenberg firm.

     A relationship exists between Mr. Hudson and Roy Hopkins. Mr. Hopkins serves as an executive consultant to our Board of Directors and is one of our stockholders who acted by written consent to effect the Stockholders' Action. Mr. Hudson and Mr. Hopkins have been acquainted with one another, both personally and in business, for over 10 years. While Mr. Hopkins does not have a direct relationship with the Rotenberg firm, he is a creditor of one of Mr. Hudson's public companies that employs that firm.

     Our Board of Directors does not believe these certain relationships will conflict with our retainer of the Rotenberg firm and will not affect our existing respective business relationships with Messrs. Hudson and Hopkins.

     Our Board of Directors determined the services that will be provided to us by the Rotenberg firm are competitively priced, given the firm's qualifications and their immaculate reputation, and the terms for the payment for its services will be reasonable and common in the ordinary course. (Please note: Regulation S-X governs certain aspects of our obligations to timely pay any principal accountant that we employ and that would be considered an "independent" accountant, based on that term's definition in said regulation. Consequently, in this case, the terms of payment for this obligation are moot because they are pre-empted by (U. S.) Federal securities laws.)

     We are delivering this notice to our stockholders in the form of an Information Statement on Schedule 14C. None of our stockholders opposed the endorsement of our Board of Directors to favor the transaction; regardless of this fact, if any of our stockholders did oppose the Stockholders' Action, the holders of our Common Stock who acted by written consent in favor of the transaction, by their collective representation of greater than a majority of our shares of our Common Stock, would have prevailed over the outcome of any such voting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

     On November 30, 2007, certain of our stockholders, acting by a written consent permitted by Section 704(1) of the Florida Business Corporation Act (Fl. St. 607.0704(1)), took action to authorize our Board of Directors to engage Rotenberg & Co., LLP, of Rochester, New York, to serve as our principal certifying accountant (the "Stockholders' Action").

Schedule 14C Information Statement dated November 30, 2007,

     The name, address, and number of shares owned by each holder of our Common Stock who delivered their written consent to us is set forth in the table below:

Class of Stock	Name and Address of Stockholder	Number of Shares Eligible to Vote

Common	Chancellor Development Properties, Inc.
	11601 Biscayne Boulevard
	Suite 201
	North Miami, Florida 33181	3,250,000

Common	Three G International, Inc.
	11601 Biscayne Boulevard
	Suite 201
	North Miami, Florida 33181	2,223,228

Common	Double D, Inc.
	11601 Biscayne Boulevard
	Suite 201
	North Miami, Florida 33181	1,200,000

Common	Maria Elena Lopez de Mendoza
	11601 Biscayne Boulevard
	Suite 201
	North Miami, Florida 33181	1,000,000

Common	Randolph S. Hudson
	Post Office Box 103
	Wyoming, New York 14591	250,000

Common	Roy Hopkins
	233 Alexander Street
	Second Floor
	Rochester, New York 14607	250,000

Common	Total Number of Shares Eligible to Vote In Favor of
	the Stockholders' Action by Written Consent	8,173,228

     In pursuance of the aforesaid objectives, our Board of Directors fixed the record date for stockholders entitled to notice of the Stockholders' Action at October 27, 2007 (the "Record Date"), and proceeded to effect a unanimous action by written consent in lieu of a meeting. The total number of the issued and outstanding shares of our Common Stock as of the Record Date was 13,967,328 shares, which were held by 118 persons and/or entities, and all of which shares were entitled to vote. The Stockholders' Action became effective by the affirmative written consent of the holders of 8,173,228 shares of our Common Stock.

      We do not have provisions for cumulative voting in our Articles of Incorporation or in our Bylaws.

     A stockholder action by written consent in lieu of a meeting is permitted by Section 704(1) of the Florida Business Corporation Act; however, if any such action becomes effective by less than the unanimous vote of our stockholders, we must provide you with further notice of the fact pursuant to Section 704(3) of the Florida Business Corporation Act.

Schedule 14C Information Statement dated November 30, 2007,

     The authorized Stockholders' Action required the approval of a majority of the holders of our Common Stock entitled to vote in order to become effective.

1)	The Florida Business Corporation Act requires that a majority of stockholder votes eligible to be cast in any election is required and constitutes a quorum for the purpose of passing the measures upon which the stockholders acted by written consent (Fl. St. 607.0704(1)). (The Voting Stockholders' collective percentage ownership of shares in us constitutes a majority of eligible votes cast by written consent in favor of these proposals.)

     We did not have a stockholders' meeting and none was required to be held under the statutes of the Florida Business Corporation Act applicable to a stockholder action by written consent.

      The following tables set forth the information required by Item 403 of Regulation S-B.

     The first table indicates the names of persons known to us to be the beneficial owners of more than five per cent (5%) of our common voting equity securities:

Amount and
	Name and Address of Beneficial	Nature of Beneficial	Percent
Title of Class	Owner	Owner	of Class

Common	Chancellor Development Properties
	11601 Biscayne Boulevard	3,250,000 Shares,
	Suite 201	Direct Beneficial
	North Miami, Florida 33181	Owner (1)	23.3%

Common	Three G International, Inc.	2,223,228 Shares,
	11601 Biscayne Boulevard	Direct Beneficial
	Suite 201	Owner
	North Miami, Florida 33181	(2)	15.9%

Common	Double D, Inc.	1,200,000 Shares,
	11601 Biscayne Boulevard	Direct Beneficial
	Suite 201	Owner
	North Miami, Florida 33181	(3)	8.6%

Common	Maria Elena Lopez de Mendoza
	11601 Biscayne Boulevard	1,000,000 Shares,
	Suite 201	Direct Beneficial
	North Miami, Florida 33181	Owner	7.1%

(1) Chancellor Development Properties, Inc. is a Florida corporation directly owned by our Chairman of the
Board and President Leo Greenfield. Mr. Greenfield claims indirect beneficial ownership in us through his direct ownership of Chancellor.

(2) Three G International, Inc. is a Florida corporation directly owned by Leo Greenfield, our Chairman of the
Board and President. Mr. Greenfield claims indirect beneficial ownership in us through his direct ownership of Chancellor.

Schedule 14C Information Statement dated November 30, 2007,

(3) Double D, Inc. is a Florida corporation directly owned by Barbara Greenfield, our Vice-President and a member of our Board of Directors. Mrs. Greenfield claims indirect beneficial ownership in us through her direct ownership of Double D.

       The following table sets forth the security ownership of our management:

		Amount and
	Name and Address of Beneficial	Nature of Beneficial	Percent
Title of Class	Owner	Owner	of Class

Common	Leo Greenfield (1)	5,473,228 Shares,
		Indirect Beneficial
		Owner (2)	39.2%

Common	Barbara Greenfield (1)	1,200,000 Shares,
		Indirect Beneficial
		Owner (3)	8.6%

Common	Maria Elena Lopez de Mendoza (1)	1,000,000 Shares,
		Direct Beneficial
		Owner (4)	7.1%

Common	Total for All Officers and Directors	7,673,228 Shares	54.9%

(1) Unless stated elsewhere in this Information Statement to the contrary, the address of our principal executive office, which is 11601 Biscayne Boulevard, Suite 201, North Miami, Florida 33181, is the mailing address for this officer and director.

(2) Leo Greenfield, the Chairman of our Board of Directors and our President and Principal Executive Officer,
claims indirect beneficial ownership in us through his direct ownership of (a) 3,250,000 shares of
Chancellor Development Properties, Inc., a Florida corporation, and (b) 2,223,228 shares of Three G
International, Inc., a Florida corporation.

(3) Barbara Greenfield, our Vice-President and a member of our Board of Directors, claims indirect beneficial ownership in us through her direct ownership of 1,200,000 shares of Double D., Inc., a Florida corporation.

(4) Maria Elena Lopez de Mendoza, our Corporate Secretary and a member of our Board of Directors, claims direct beneficial ownership by her ownership of 1,000,000 shares in us.

INDEPENDENT PUBLIC ACCOUNTANTS.

     No solicitation was made by any party for the Stockholders' Action that was performed by the written consent of the less unanimous vote of our stockholders (the "Stockholders' Action") on November 30, 2007.

     On November 16, 2007, our Board of Directors, which acted by unanimous written consent in lieu of a meeting, nominated Rotenberg & Co, LLP, of Rochester, New York, to serve as our Public Company Accounting Oversight Board ("PCAOB") qualified principal certifying accountant, subject to our stockholders' approval. On November 30, 2007, certain of our stockholders, whom and which collectively represent a majority of our shares of Common Stock performed the Stockholders' Action; whereby, they approved and ratified the prior action of our Board of Directors and authorized the engagement of the Rotenberg firm. The

Schedule 14C Information Statement dated November 30, 2007,

appointment of the Rotenberg firm will remain effective until it is voluntarily or involuntarily terminated, until it resigns, unless it does not stand for reelection (unless called upon to do so), or by operation of law. We expect the Stockholders' Action to become effective on or about December 20, 2007. Following the effective date of the Stockholders' Action, we undertake the responsibility to file a current report on Form 8-K to further inform you of the Rotenberg firm's engagement.

     From September 16, 2005 to November 15, 2007, we employed the firm of Sherb & Co., L. L. P., a Florida limited liability partnership, of Boca Raton, Florida, to serve as our independent principal certifying accountant. We received notice of the Sherb firm's resignation on November 14, 2007, which became effective on November 15, 2007 (which we are more fully describing below).

     We did not ask our stockholders for their proxies and you are requested not to send us a proxy. The Stockholders' Action was performed in lieu of a meeting. Consequently, no representative of the Sherb firm could appear before our body stockholders'. However, if the Sherb firm were to express an interest, we would provide the firm with a list of our stockholders so that it would have an opportunity to make any statement they desire to our stockholders and to directly respond to any questions from our stockholders. We will not undertake the obligation for any expense associated with the Sherb firm's correspondence with our stockholders, other than to mail it a copy of our stockholders' list following their written request for such.

     During the two-year period prior to the date of this Information Statement, we engaged Sherb & Co., L. L. P., a Florida limited liability partnership, as our independent principal certifying accountant. On November 15, 2007, we received notice from Sherb as to its resignation. Prior to its resignation, the Sherb firm served as our retainer on accounting matters from September 16, 2005 to the date of its resignation.

     During the two year-period prior to its resignation, the Sherb firm's reports did not contain any adverse opinion or disclaimer of opinion and no reports were modified as to uncertainty, audit scope, or accounting principles.

     Under the terms of the Sherb firm's engagement, in exchange for our payment of the retainer, it was to have performed a review of the accounting portions of our quarterly reports (in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants) and to audit our annual financial statements for the purpose of expressing their opinions thereon. The Sherb Firm acknowledged that it would perform each audit in accordance with the standards established by the Public Company Accounting Oversight Board. The Sherb Firm was to have expressed reliance on our management, our compilation accountant, and our general accountant, in terms of our statements of financial condition presented to it with a view to its review or audit thereof.

     It was our general understanding that the Sherb Firm would remain as our accounting retainer until it would be voluntarily or involuntarily terminated, until it would resign, unless it would not stand for reelection (unless called upon to do so), or unless it would be removed or otherwise incapable of fulfilling its obligations under a determination or by operation of law.

     We have remained "independent" from the Sherb firm and its employees throughout the period we engaged it, as the term "independent" is defined in Regulation S-X. We have been experiencing certain limitations on our available working capital. To that extent, in order for us to remain independent from the Sherb firm, we paid the Sherb firm by issuing it a promissory note on April 9, 2007 in principal the amount of $13,500, payable together with eight per cent interest per annum, which was subsequently amended on May 7, 2007. By our issuance of the note to Sherb, as amended, we remained independent from them in that they were not carrying unpaid, perpetuating balances on our account with it.

Schedule 14C Information Statement dated November 30, 2007,

     As of the date of this report, the Sherb firm has not performed all of the work required by it based on our understanding of the terms of its engagement. The last statements of financial condition the Sherb firm reviewed were our statements for the quarter-ended February 28, 2006. The firm was in the process of auditing our statements of financial condition for the year-ended May 31, 2006 when it discontinued communicating and/or performing work for us, and, thereafter, subsequently resigned.

     In an e-mail transmittal to our President dated November 14, 2007, the Sherb firm indicated the following reasons for its resignation: (a) the Sherb firm claimed that our non-certifying accountants did not provide the it with the level of support in preparing and producing the work the Sherb firm required to adequately complete its reviews and audits, (b) the Sherb firm claimed that our consultants did not produce the results that it expected in terms of their (our consultants) ability to bring us up-to-date on certain matters, (c) the Sherb firm claimed that we were continually tardy in timely paying it for its work, and (d) the Sherb firm claimed that our delays in paying them and in having information delivered to them by third parties increased its costs and turnaround time, with respect to their reviews and audits of our statements of financial condition. In summary, the Sherb firm implied that we were conducting our relationship with them below the customary benchmarks they established for the conduct of their business.

     To the best of our knowledge, there were no disagreements between us and the Sherb firm in respect of any statements of financial condition that it reviewed or certified and that we subsequently filed with the SEC.

     The compilation and preparation of our accounting work was prepared by CFO Oncall, Inc., upon whom the Sherb firm expressed reliance in terms of reviewing and/or auditing our statements of financial condition. On November 14, 2007, we received a notice from CFO Oncall that stated it resigned effective November 1, 2007. We are incapable of providing an adequate explanation as to the controversy between us and our former compilation accountant.

     As of the date of this Information Statement, we do not believe the dissatisfaction expressed by the Sherb firm in its letter of resignation were resolved to its satisfaction.

     On no date prior to the date of its resignation did the Sherb firm formally notify us that we did not have the internal controls necessary to develop reliable financial statements, that any information had been brought to its attention that made it unwilling to rely on any of our management's representations, or, that it was unwilling to be associated with the financial statements prepared by our management.

Audit Fees.

     Without unreasonable effort and expense, we are incapable of accurately stating the amount we paid the Sherb firm during the two-year period preceding the date of its resignation. We are able to state that, in the minimum, we paid the Sherb firm $13,500, which we paid in the form of a negotiable promissory note dated April 9, 2007 and amended on May 7, 2007. As the result of our inability to provide you with this information in this Information Statement, we agree to report this information to the SEC in current report on Form 8-K on this subject matter, which will follow the effectiveness of our Stockholders' Action.

     The services that were provided by the Sherb firm are those that are normally provided by a PCAOB-qualified principal certifying accountant in connection with our regulatory filing obligations.

     Between September 16, 2005 and November 15, 2007, the Sherb firm performed the following accounting work for us: a review of the accounting portions of our quarterly reports (in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants) and the audit of our annual financial statements for the purpose of it having expressed their

Schedule 14C Information Statement dated November 30, 2007,

opinions thereon. The Sherb Firm stated that it performed each audit for us in accordance with the standards established by the Public Company Accounting Oversight Board. As of the date of its resignation, the Sherb firm was in the process of preparing to audit our statements of financial condition for the year-ended May 31, 2006.

     It is important for us to mention to you that, while we paid the Sherb firm for its services as mentioned above, on the date we engaged the Sherb firm we were delinquent in our reporting obligations to the SEC. Consequently, during the last two years, or from the period between September 16, 2005 and the date of their resignation, the Sherb firm actually performed audit and review work for us for prior periods.

Audit-Related Fees.

     During and for each of the two calendar years prior to the date of this Information Statement, we were not billed for assurance and related services by the Sherb firm.

Tax Fees.

     To the best of our knowledge, during and for each of the two calendar years prior to the date of this Information Statement, we were not billed for professional services rendered by the Sherb firm for tax compliance, tax advice, or tax planning.

All Other Fees.

     To the best of our knowledge, we did not pay any other fees to the Sherb firm, with the exception of the audit fees we paid to it, which are disclosed hereinabove.

Audit Committee Policies.

     As of the date of this Information Statement, we do not have an Audit Committee, and, as such, our Board of Directors has not established any Audit Committee Policies.

VOTING PROCEDURES.

     The authorized Stockholders' Action required the approval from a majority of the holders of our Common Stock in order to become effective.

1)	The Florida Business Corporation Act requires that a majority of stockholder votes eligible to be cast in any election is required and constitutes a quorum for the purpose of passing the measures in regard to the items upon which the stockholders acted (Fl. St. 607.0704(1)). The percentage ownership in us by those stockholders' whom and which acted by written consent constituted a majority of eligible votes cast in favor of the subject proposal.

     This Information Statement provides information on how each of our stockholders who share an address, may obtain further information with respect to our filings with the SEC.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

     There exist certain relationships (a) between one of our stockholders and the accounting firm that is the subject of and that is favored by the Stockholders' Action and (b) between two of our stockholders who acted by written consent in favor of the Stockholders' Action.

Schedule 14C Information Statement dated November 30, 2007,

     A relationship exists between Rotenberg & Co. and LLP, the accounting firm that was favored by the Stockholders' Action, and one of our stockholders, Randolph S. Hudson, who acted by written consent to effect the Stockholders' Action.

     Mr. Hudson serves as an executive consultant to our Board of Directors. Mr. Hudson also serves as the Chairman of the Board and President of Cartoon Acquisition, Inc., a United States corporation, which has a duty to file reports with the SEC under Section 13(a) of the Securities Exchange Act of 1934, and, Mr. Hudson is the Chairman of the Board and President of Montana Acquisition Corporation, a United States corporation, which has a duty to file reports with the SEC under Section 15(d) of the Securities Exchange Act of 1934. Rotenberg, the accounting firm favored by the Stockholders' Action, serves as the principal certifying accountant for each of Cartoon and Montana; as such, there exists a certain relationship between Mr. Hudson and the Rotenberg firm.

     A relationship exists between Mr. Hudson and Roy Hopkins. Mr. Hopkins serves as an executive consultant to our Board of Directors and is one of our stockholders who acted by written consent to effect the Stockholders' Action. Mr. Hudson and Mr. Hopkins have been acquainted with one another, both personally and in business, for over 10 years. While Mr. Hopkins does not have a direct relationship with the Rotenberg firm, he is a creditor of one of Mr. Hudson's public companies that employs that firm.

     Our Board of Directors does not believe these certain relationships will conflict with our retainer of the Rotenberg firm and will not affect our existing respective business relationships with Messrs. Hudson and Hopkins.

PROPOSALS BY SECURITY HOLDERS.

     No stockholder submitted a written proposal to us prior to the Stockholders' Action taken by our stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

     On or about November 30, 2007, we will be delivering this Information Statement to our stockholders, many of whom share the same address.

     In pursuance of the rules set forth in Regulation 14A we will mail notifications on November 30, 2007, addressed and delivered to each stockholder, to provide them with the information of the Stockholders' Action that took place on November 30, 2007, and which are more fully described elsewhere in this Information Statement.

     We will provide our address and telephone number on each notification, in order for our stockholders to be able to contact or otherwise communicate with us.

     Those notifications that we are providing to our stockholders will contain information on the method by which each of the aforementioned stockholders may obtain further information from us and from the SEC with respect to our filings.

     We are subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, we are obligated to file quarterly, periodic, annual, and transitional reports, and other information with the SEC, and we are obligated to deliver copies of certain reports and filings by mail to our stockholders and to certain other parties, as required by (U. S.)

Schedule 14C Information Statement dated November 30, 2007,

Federal securities rules and regulations. The public may view, read, or make copies of all of our existing reports, proxy statements, and other documents filed with the SEC at the SEC's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the SEC's Web site, the address of which is http://www.sec.gov, or by telephoning the SEC at 1-800-SEC-0330.

     We will permit our stockholders to ask questions of, and receive answers from, us concerning any aspect of the information contained in this Information Statement, and, if necessary, to obtain additional information, to the extent we possesses such information or to the extent we can acquire such information without unreasonable effort or unreasonable expense. We request that you contact us; if by mail, to our mailing address, which is 11601 Biscayne Boulevard, Suite 201, North Miami, Florida 33181. As of the date of this Information Statement, we operate a website, the address of which is http://www.dmgsonthenet.com.

Schedule 14C Information Statement dated November 30, 2007,